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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 15, 1999 included in ValueVision International, Inc.'s Form 10-K for the fiscal year ended January 31, 1999 and to all references to our Firm included in this Registration Statement on Form S-8.


                                                 /s/ ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
April 7, 1999